Exhibit 99.2

News from Conduent

For Immediate Release	Conduent Incorporated Florham Park Basking Ridge, NJ. 07920 www.Conduent.com

Conduent Completes Separation from Xerox, Launches as Business Process Services Leader with $6.7 Billion in Annual Revenue

Members of Conduent leadership team to ring the NYSE Opening Bell® today

BASKING RIDGE, N.J., Jan. 3, 2017 – Conduent Incorporated (NYSE: CNDT) has completed its separation from Xerox (NYSE: XRX) and is now an independent public company trading on the New York Stock Exchange (NYSE). Conduent debuts as the world’s largest pure-play business process services leader with approximately $6.7 billion in annual revenue, a portfolio of differentiated offerings and a vision focused on technology and innovation to advance the client and constituent experience.

To mark the listing of its shares of common stock, Conduent representatives, including Chief Executive Officer Ashok Vemuri will gather together today to ring the opening bell at the NYSE.

With over 93,000 employees in more than 40 countries, Conduent is a Fortune 500-scale company with expertise in transaction-intensive processing, analytics and automation. Conduent helps organizations modernize, advance and improve the lives of ~~t~~he people they serve every day: retail consumers, commuters, patients, customers, employees, and citizens.

“We have already begun laying the groundwork to drive profitable growth through sharpened go-to-market capabilities and greater consistency in applying our automation, analytics, innovation and expertise,” said Ashok Vemuri, CEO of Conduent. “Our significant transformation program will position our new company for long-term success.”

Conduent continues with its previously announced major cost transformation program which will streamline the business, improve margins, and enable investment into growth opportunities.

“NelsonHall has covered Xerox for many years in the business process services space,” said John Willmott, CEO of NelsonHall, a leading BPS analyst firm. “New digital technologies are giving new vigor to the BPS market and Conduent is in the forefront of applying new business models on behalf of its constituents via its Intelligent Automation capability. We look forward to Conduent building on an already established strong suite of differentiated offerings for their constituents and are excited for industry growth prospects in 2017 and beyond.”

The company operates in a $260 billion industry growing at mid-single digits.

Conduent’s competitive strengths include:

•	Leadership in business process services driven by deep expertise, strong client relationships and differentiated solutions in attractive growth industries, including healthcare and transportation;

•	Ability to help clients drive improved business performance, higher quality and increased end-user satisfaction through continuous investment in innovation and development of new technologies and capabilities that improve business processes;

•	Expertise in managing transaction-intensive, end-user driven processes on a large scale through a differentiated suite of high quality multi-industry service offerings such as transaction processing, customer care and payment services; and

•	A solid recurring revenue model, with an 86 percent renewal rate, enabling stability to support strong and growing cash flow generation.

Conduent delivers seamless, mission-critical interactions for the world’s top brands and governments and touches millions of lives every day. Conduent:

•	Serves 76 of the Fortune 100 businesses and more than 500 government entities

•	Supports the top 20 managed U.S. healthcare plans and 9 of top 10 pharma/life science companies.

•	Is the No.1 on-street parking service provider in the U.S.

•	Handles more than 2.5 million contact center interactions daily for some of the world’s top brands.

•	Services 8.9 million people who pass through managed toll systems, representing 46 percent of all U.S. toll collections.

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Completion of Separation

As previously announced, under the terms of the separation agreements, on the distribution date of Dec. 31, 2016, Xerox shareholders received one share of Conduent common stock for every five shares of Xerox common stock they held as of the close of business on Dec. 15, 2016, the record date for the distribution.

For information about Conduent visit www.Conduent.com.

About Conduent

Conduent is the world’s largest provider of diversified business process services with leading capabilities in transaction processing, automation, analytics and constituent experience. We work with both government and commercial customers in assisting them to deliver quality services to the people they serve.

We manage interactions with patients and the insured for a significant portion of the U.S. healthcare industry. We are the customer interface for large segments of the technology industry and the operational and processing partner of choice for public transportation systems around the world.

Whether it’s digital payments, claims processing, benefit administration, automated tolling, customer care or distributed learning – Conduent manages and modernizes these interactions to create value for both our clients and their constituents. Learn more at www.conduent.com.

Forward Looking Statements

This report contains “forward-looking statements” that involve risks and uncertainties. These statements can be identified by the fact that they do not relate strictly to historical or current facts, but rather are based on current expectations, estimates, assumptions and projections about the business process outsourcing industry and our business and financial results. Forward-looking statements often include words such as “anticipates,” “estimates,” “expects,” “projects,” “intends,” “plans,” “believes” and words and terms of similar substance in connection with discussions of future operating or financial performance. As with any projection or forecast, forward-looking statements are inherently susceptible to uncertainty and changes in circumstances. Our actual results may vary materially from those expressed or implied in our forward-looking statements. Accordingly, undue reliance should not be placed on any forward-looking statement made by us or on our behalf. Important factors that could cause our actual results to differ materially from those in our forward-looking statements include government regulation, economic, strategic, political and social conditions and the following factors, among others: competitive pressures; changes in interest in outsourced business process services; our ability to obtain adequate pricing for our services and to improve our cost structure; the effects of any acquisitions, joint ventures and divestitures by us; our ability to attract and retain key employees; our ability to attract and retain necessary technical personnel and qualified subcontractors; a decline in revenues from or a loss or failure of significant clients; our ability to estimate the scope of work or the costs of performance in our contracts; the failure to comply with laws relating to individually identifiable information and personal health information and laws relating to processing certain financial transactions, including payment card transactions and debit or credit card transactions; our ability to deliver on our contractual obligations properly and on time; our ability to renew commercial and government contracts awarded through competitive bidding processes; increases in the cost of telephone and data services or significant interruptions in such services; changes in tax and other laws and regulations; increased volatility or decreased liquidity in the capital markets, including any limitation on our ability to access the capital markets for debt securities, refinance our outstanding indebtedness or obtain bank financing on acceptable terms; the impact of terrorist acts, hostilities, natural disasters (including extreme weather) and pandemic viruses; changes in foreign exchange rates; our lack of an operating history as an independent publicly traded company; changes in U.S. GAAP or other applicable accounting policies; the other risks and uncertainties detailed in the section titled “Risk Factors”, the section titled “Legal Proceedings”, our financial statements and the accompanying notes thereto, and the other sections of our Registration Statement on Form 10, as amended, and the section titled “Risk Factors” the section titled “Management’s Discussion and Analysis of Financial Condition”, our financial statements and the accompanying notes thereto, and the other sections of our Quarterly Report on Form 10-Q for the quarter ended September 30, 2016. We caution you that the foregoing list of important factors may not contain all of the material factors that are important to you. Any forward-looking statements made by us in this current report speak only as of the date on which they are made. We are under no obligation to, and expressly disclaim any obligation to, update or alter our forward-looking statements, whether as a result of new information, subsequent events or otherwise.

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Media Contacts:

Karen Cleeve, Conduent, +1-908-758-1321, karen.cleeve@conduent.com

Sean Collins, Conduent, +1-310-497-9205, sean.collins2@conduent.com

Investor Contact:

Alan Katz, Conduent, +1-908-758-1227, alan.katz@conduent.com

Xerox® and Xerox and Design® are trademarks of Xerox in the United States and/or other countries. Conduent is a trademark of Conduent Incorporated in the United States and/or other countries.

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